EXHIBIT 99.3

Heritage Oaks Bank & Mission Community Bank Announce Merger

PASO ROBLES and SAN LUIS OBISPO, Calif., Oct. 21, 2013 (GLOBE NEWSWIRE) -- Mission Community Bank and Heritage Oaks Bank have announced plans to merge their two operations, creating the largest community bank headquartered on the Central Coast.

Heritage Oaks Bancorp, holding company for Heritage Oaks Bank, will acquire Mission Community Bancorp in a transaction that includes $8.0 million in cash and 7,541,353 shares of Heritage Oaks common stock, having an aggregate value of approximately $56.4 million (based on the closing price of Heritage Oaks common stock on October 18, 2013of $6.42 per share). The two banks will be merged and the new organization, Heritage Oaks Bank, will have approximately $1.5 billion in assets. The agreement requires shareholder and regulatory approvals, and the merger is anticipated to close in February 2014.

Current Heritage Oaks Bancorp President and CEO Simone Lagomarsino will continue in the same role in the new operation.

The boards of directors of Mission Community and Heritage Oaks approved the transaction, and all directors and senior executive officers of both organizations have signed voting agreements in support of the transaction.

Lagomarsino and Mission Community Bank CEO Tom Dobyns made the announcement jointly on Monday. "Simone and I both strongly believe in community banking," said Dobyns. "And with Internet banking and new competition redefining the market, we both know business as usual will no longer win the day. The reality is that we are stronger together than we are apart. This is simply the right thing for our shareholders, customers, and the community at large. It is the best option for retaining a strong locally managed community bank dedicated to serving the Central Coast," he said.

Lagomarsino said, "This is an exceptional opportunity to combine two well-respected banks that share a deep commitment to our local communities. We are firmly committed to making this merger a success for our employees, customers, shareholders and communities."

Mission Community Bank, founded in 1997, is headquartered in San Luis Obispo and currently has five branch locations from Paso Robles to Santa Maria and a loan production office in Ventura County. Paso Robles-headquartered Heritage Oaks Bank is celebrating its thirtieth anniversary in 2013 and has operations along the Central Coast from Paso Robles into Ventura County. Lagomarsino said that she and her team are developing a consolidation and integration plan that will keep the best practices of both organizations. "This will result in an even stronger bank, and one well equipped to provide outstanding service to customers, competitive pricing, and active involvement in the local community. These have been hallmarks of both banks and once we combine, we will raise the bar higher still," she said.

No merger-related changes to employees or customers will occur before the closing of the merger. "It is business as usual in terms of our branch locations, hours, employee compensation, customer statements and safe deposit boxes – essentially nothing will change until the transaction closes," said Dobyns.

Attorney Michael Morris, chairman of Heritage Oaks Bank and Heritage Oaks Bancorp, spoke of a positive future for the newly merged bank. "With our combined operations and increased assets, we can expand product offerings to our customers while continuing to provide outstanding service and retaining the community focus that is at the core of our two banks," he said.  Two new board members representing the Mission Community Bancorp shareholders will join the Heritage Oaks Bancorp and Heritage Oaks Bank boards as of the closing of the transaction, which will bring the total number of Heritage Oaks Bank and Heritage Oaks Bancorp directors to thirteen.

About Heritage Oaks Bancorp and Heritage Oaks Bank

With $1.1 billion in assets, Heritage Oaks Bancorp is the holding company for Heritage Oaks Bank, which operates as Heritage Oaks Bank and Business First, a division of Heritage Oaks Bank. Heritage Oaks Bank has its headquarters and two branch offices in Paso Robles, two branch offices in each of San Luis Obispo and Santa Maria, single branch offices in Cambria, Arroyo Grande, Atascadero, Templeton, and Morro Bay, as well as loan production offices in Goleta and Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in the counties of San Luis Obispo, Santa Barbara, and Ventura. The Business First division has one branch office in Santa Barbara. Visit Heritage Oaks Bank on the Web at www.heritageoaksbank.com. By including the foregoing website address, Heritage Oaks Bank does not intend to and shall not be deemed to incorporate by reference herein any material contained therein.

About Mission Community Bancorp and Bank

Mission Community Bancorp is a bank holding company for Mission Community Bank and Mission Asset Management, Inc. Mission Community Bank is a locally operated community bank, which first opened its doors in 1997. There are full-service Mission Community Bank offices in San Luis Obispo, Atascadero, Santa Maria, Paso Robles and Arroyo Grande, and a loan production office in Oxnard. The bank's administrative headquarters and Small Business Banking Center are located in San Luis Obispo at 3380 South Higuera Street. For more information, visit www.MissionCommunityBank.com.

Important Information for Investors and Shareholders

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval. In connection with the proposed transaction, Heritage Oaks intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of Mission Community. The final joint proxy statement/prospectus will be mailed to the shareholders of Heritage Oaks and Mission Community in advance of a vote of shareholders regarding the proposed merger.

INVESTORS AND SECURITY HOLDERS OF HERITAGE OAKS AND MISSION COMMUNITY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING HERITAGE OAKS, MISSION COMMUNITY AND THE PROPOSED MERGER. INVESTORS WILL BE ABLE TO OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT HERITAGE OAKS AND MISSION COMMUNITY (INCLUDING BUT NOT LIMITED TO THEIR ANNUAL REPORTS ON FORM 10-K, THEIR PROXY STATEMENTS, THEIR CURRENT REPORTS ON FORM 8-K AND THEIR QUARTERLY REPORTS ON FORM 10-Q), WITHOUT CHARGE, AT THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/. INVESTORS MAY ALSO OBTAIN THESE DOCUMENTS, WITHOUT CHARGE, FROM HERITAGE OAKS' WEBSITE AT HTTP://WWW.HERITAGEOAKSBANCORP.COM OR BY CONTACTING HERITAGE OAKS' INVESTOR RELATIONS DEPARTMENT AT 805.369.5107 OR FROM MISSION COMMUNITY'S WEBSITE AT HTTPS://WWW.MISSIONCOMMUNITYBANK.COM OR BY CONTACTING MISSION COMMUNITY'S INVESTOR RELATIONS DEPARTMENT AT 805.269.2034.

By including the foregoing website addresses, neither Heritage Oaks nor Mission Community intends to and shall not be deemed to incorporate by reference herein any material contained therein.

Participants in a Solicitation

Heritage Oaks and Mission Community and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.

INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF HERITAGE OAKS AND THEIR OWNERSHIP OF HERITAGE OAKS COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR HERITAGE OAKS' 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF MISSION COMMUNITY AND THEIR OWNERSHIP OF MISSION COMMUNITY COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR MISSION COMMUNITY'S 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE.

Forward Looking Statements

This presentation contains certain forward-looking statements about Heritage Oaks Bancorp ("Heritage Oaks"), Mission Community Bancorp ("Mission Community"), and the combined company assuming the close of the transaction, which forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they are based on the beliefs and assumptions of management and the information available to management at the time that this presentation was prepared and discuss the future expectations or state other "forward-looking" information about Heritage Oaks, Mission Community and the combined company. Such statements involve certain risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Heritage Oaks, Mission Community and the combined company. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made and neither Heritage Oaks nor Mission Community assume any duty to update such statements, except to the extent required by applicable law or regulation. Heritage Oaks and Mission Community caution readers that a number of factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage Oaks and Mission Community with the U.S. Securities and Exchange Commission, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values causing an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of Heritage Oaks and Mission Community, or any future transaction, successfully integrating such acquired entities, or achieving expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; diversion of management's attention from ongoing business operations and opportunities; the effect of the announcement of the merger on Heritage Oaks', Mission Community's or the combined company's respective customer relationships and operating results; the challenges of integrating and retaining key employees; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; the threat and impact of cyber-attacks on our and our third party vendors information technology infrastructure; and environmental conditions, including natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

CONTACT: Simone Lagomarsino
         (805) 369-5260
         slagomarsino@HeritageOaksBank.com

         Tom Dobyns
         (805) 269-2034
         tdobyns@MissionCommunityBank.com